NASDAQ: BLIN

BRIDGELINE



Investor Presentation

May 24, 2022

Safe Harbor Statement

The information in this presentation may contain forward-looking statements. These "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 are based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words.

These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, including, but not limited to, the impact of the COVID–19 pandemic and related public health measures that may affect our financial results; business operations and the business of our customers, suppliers and partners; our ability to retain and upgrade current customers, increasing our recurring revenue; our ability to attract new customers; our revenue growth rate; our history of net loss and our ability to achieve or maintain profitability; our liability for any unauthorized access to our data or our users' content, including through privacy and data security breaches; any decline in demand for our platform or products; changes in the interoperability of our platform across devices, operating systems, and third-party applications that we do not control; competition in our markets; our ability to respond to rapid technological changes, extend our platform, develop new features or products, or gain market acceptance for such new features or products; our ability to manage our growth or plan for future growth, and our acquisition of other businesses and the potential of such acquisitions to require significant management attention, disrupt our business, or dilute stockholder value; the volatility of the market price of our common stock; the ability to maintain our listing on the NASDAQ Capital Market; or our ability to maintain an effective system of internal controls as well as other risks described in our filings with the Securities and Exchange Commission. Any of such risks could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Bridgeline Digital, Inc. assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by applicable law.

Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as well as any updates to those risk factors that may be filed with the SEC from time to time in our periodic and current reports on Form 8-K and 10-Q. All statements contained in this presentation are made only as of the date of the presentation, and the Company undertakes no duty to update this information unless required by law.

This presentation includes statistical and other industry and market data that the Company obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While the Company believes that these industry publications and third-party research, surveys and studies are reliable, the Company has not independently verified such data and the Company does not make any representation as to the accuracy of the information.

Highlights

Bridgeline Digital, Inc.
NASDAQ: BLIN

Company

- SaaS Software Company
- Help Retailers Grow Online Revenue
- Organic & Inorganic Growth Strategies

$13M	$3M	43%	$4.7M	1X
ARR	Services	CAGR	Cash	EV/Revenue

Q2 FY22

- 33 License Sales – Highest in BLIN history
- e360 Dashboard – Drives cross-sales
- TruPresence – Franchise industry brand
- Optimizely & BigCommerce – Key partners
- HP – launched HP.com and shop.HP.com


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The MarTech Market

Marketing Technology


ONLINESHOP
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19% CAGR
24% CAGR
16% CAGR
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

MarTech

- Software to Market & Sell Online
- Strong CAGR pre/during/post COVID

Platforms, Apps, and Marketplaces


SEO App
Chat App
Platform
Recs App
Search App

Platforms

shopify
salesforce
BIGCOMMERCE
Optimizely

Apps


App
Marketplace

Thousands of Apps


2011
Marketing Technology Landscape
2012
Marketing Technology Landscape
2014
2015
2016
2017
2018
2019
2020
~150
~350
~1,000
~2,000
~3,500
~5,000
~6,800
~7,000
8,000

Market has Grown Exponentially

- Lots of Great Ideas
- Too Many Players
- Opportunity for Consolidation
  - SaaS model requires capital
  - Companies are too small for exit
  - Too many for VC to fund

Bridgeline

Bridgeline Drives Online Revenue

Bridgeline

BRIDGELINE

eCommerce 360 | hawksearch | woorank | TruPresence

orchestra CMS | CELEBROS | unbound | DataBravo

The Competition

ONE HIT WONDERS

Free Gift | mageworx | Review Reminder

nosto | Recurring Order | yotpo. Reviews

Bridgeline is Unique

- Suite of Apps
- Revenue Focused Value Proposition
- Recommendation Dashboard
- Prescriptive Marketplace
- Two-Pronged Growth Strategy

2,000 Customers

- Mid-Market – Enterprise

Franchise	Finance	Manufacturing	Healthcare	Retail
SportClips	Deloitte.	CATERPILLAR	AstraZeneca	Hammacher Schlemmer
7-Eleven	Manulife	TRIUMPH	Bristol-Myers Squibb	PNY
The UPS Store	ESL	deflecto	endo	sugarfina
sears	Corona	xylem	Montefiore	Lillian Vernon
CVS	AmerisourceBergen	RAM TOOL	Hartford HealthCare	co-op

Organic **Growth**

REVENUE = TRAFFIC x CONVERSION x AOV



TruPresence
woorank
semrush
yext
TRAFFIC
CONVERSION
AOV
CELEBROS
algolia
hawksearch
instantsearch+
nosto
unbound
dotdigital
Listen360

Reduce CAC with X-Sales

- Recommendation Dashboard
- Portfolio of Apps

Results

- 25% of Sales are to Existing Customers
- 70% ARR Increase in 4 Quarters
- $30K CAC with 6-week Sales Cycle



Good afternoon, Jordan!
$12,335
CELEBROS

Inorganic Growth


8,000
Targets

Recent Acquisitions

woorank | hawksearch | seevolution | STANTIVE Technologies Group

Target Rich Environment

- 8,000 Apps
- $2M - $5M revenue
- Customer Base as Important as Technology

Easy Integration

- Dashboard is Fast Integration
- Dashboard Cross Sells

Deal Structure

- 1-2x Revenue
- 50% Earn-Out
- Accretive with Synergies

What to Expect Going Forward

Market

19% CAGR


15% CAGR
24% CAGR
19% CAGR
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Organic

X-Sales Boosted Growth


Good afternoon, Jordan!
$12,335

Inorganic

Accretive Acquisitions


8,000
Targets

Financials

Income Statement

Income Statement	3 Mos Ended March 2022	3 Mos Ended March 2021	6 Mos Ended March 2022	6 Mos Ended March 2021
Revenue				
Services	811	885	1,680	1,722
Subscription & License	3,306	1,989	6,723	3,988
Revenue	**4,117**	**2,874**	**8,403**	**5,710**
Cost of Goods Sold	1,334	1,066	2,614	2,023
Gross Profit	**2,783**	**1,808**	**5,789**	**3,687**
Services GM	43%	46%	45%	51%
Subscription & License GM	74%	70%	75%	71%
Gross Margin	68%	63%	69%	65%
Operating Expenses				
S&M	1,267	524	2,498	969
G&A	775	608	1,648	1,073
R&D	865	479	1,724	828
Depr&Amort	416	240	840	471
Restructuring/Acquisition	66	84	164	294
Operating Expenses	3,389	1,935	6,874	3,635
Operating Income	**(606)**	**(127)**	**(1,085)**	**52**
Other Income/Expenses	952	(429)	3,302	(1,770)
Net income (loss)	**346**	**(556)**	**2,217**	**(1,718)**
Adjusted EBITDA	**(72)**	**235**	**34**	**907**

Revenue

- 80% Subscription
- Q2: 43% CAGR – 66% Subs

Gross Profit

- ~75% Subscription gross margin
- Gross Margin expected to grow

Operating Expenses

- Investment in S&M and R&D
- Restructuring $0 in Q3

Adjusted EBITDA

- One-time acquisition expenses
- Non-cash charge on warrants

Balance Sheet & Cap Table

Balance Sheet	Q2 FY22	Q4 FY21
ASSETS		
Cash and Equivalents	4,686	8,852
Other Current Assets	1,909	1,566
Total Current Assets	**6,595**	**10,418**
Goodwill & Intangibles	22,947	23,740
Other Assets	773	809
Total Assets	**30,315**	**34,967**
Liabilities		
A/P and Accrued Liabilities	2,220	2,043
Current Portion of LTD	527	732
Earnouts Payable	2,667	3,463
Deferred Revenue	1,566	2,097
Total Current Liabilities	**6,980**	**8,335**
Long-Term Liabilites		
Long Term Debt (LTD)	780	1,197
Earnouts Payable	-	2,360
Warrant Liability	1,529	4,404
Other Long Term Liabilities	1,014	1,094
Total Liabilities	**10,303**	**17,390**
Total Equity	**20,012**	**17,577**
Total Liabilities and Equity	**30,315**	**34,967**

Assets

- $4.7M of cash
- $1.4M of receivables

Liabilities

- $1.3M debt at ~2.5% APR staggered over 5+ years
- $2.7M in earn-outs
- Warrants are non-cash and fluctuate with stock price

Cap Table	Shares
Common Stock	10,217,609
Series C Preferred Stock	38,889
Warrants	1,761,900
Stock Options	692,958
Total	**12,711,356**

Preferred Stock

- No dividends or other special rights
- Converts to common, 38k shares (as converted)

Warrants

- 926K at $4.00 exercise price (expire Sept 2024)
- 592K at $2.51 exercise price (expire Nov 2026)
- 244K at ~$8.00 weighted avg exercise price

Employee Stock Options

- 692K at ~$5.00 weighted avg exercise price

Comps

Company	Ticker	Enterprise Value	Revenue (TTM)	EV / Rev
Verb Tech	VERB	53,390	10,524	5x
Bango	BGO.L	164,363	20,704	8x
Alfi Inc.	ALF	32,640	18,386	2x
Exela Tech	XELA	1,480,000	1,166,606	1x
Sprout Social	SPT	3,240,000	187,859	17x
Big Commerce	BIGC	1,210,000	219,855	6x
Coveo	CVO.TO	425,981	78,413	5x
Elastic N.V.	ESTC	7,160,000	800,629	9x
WeCommerce	WECMF	270,660	38,581	7x
HubSpot	HUBS	18,370,000	1,300,658	14x
Wix	WIX	4,480,000	1,269,657	4x
Shopify	SHOP	51,920,000	4,611,856	11x
Bridgeline	**BLIN**	**12,960**	**14,709**	**1x**

Financial

- 51% CAGR
- $6.4M Cash
- Positive Adj EBITDA
- Positive Operating Cash Flow

Value Investment

- $1.56 Stock Price
- $4.00 Analyst Target
- 1x EV/Revenue

Source: Yahoo Finance, April 28, 2022 (in thousands).

Q&A

Highlights

Bridgeline Digital, Inc.
NASDAQ: BLIN

Company

- Help Retailers Grow Online Revenue
- Organic & Inorganic Growth Strategies

Q2 FY22

- 33 License Sales – Highest in BLIN history
- e360 Dashboard – Drives cross-sales
- TruPresence – Franchise industry brand
- Optimizely & BigCommerce – Key partners
- HP – launched HP.com and shop.HP.com

$13M	$3M	43%	$4.7M	1X
ARR	Services	CAGR	Cash	EV/Revenue


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